UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT High Yield Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2015

Class IA: $6.02	Class IB: $5.96

Total return at net asset value
			JPMorgan Developed
(as of 12/31/15)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	–5.14%	–5.35%	–4.53%

5 years	23.83	22.38	30.36
Annualized	4.37	4.12	5.45

10 years	80.23	76.05	99.38
Annualized	6.07	5.82	7.14

Life	627.45	588.69	—
Annualized	7.37	7.16	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit quality

A	0.5%

BBB	6.5%

BB	39.8%

B	33.1%

CCC or below	9.4%

Not rated	3.9%

Cash and net other assets	6.8%

Credit qualities are shown as a percentage of net assets as of 12/31/15. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the environment like for high-yield bonds during the 12-month period ended December 31, 2015?

During the first half of 2015, low yields, record U.S. stock prices, and investors’ increased appetite for risk helped bolster demand for high-yield bonds, especially as mixed U.S. economic data led to expectations that the Federal Reserve might hold off a bit longer on tightening rates. The high-yield market was also helped by stabilizing oil prices, which reduced the pressure on energy companies that were at the greatest risk of defaulting when prices were lower.

During the summer months, market volatility picked up, and we saw a widespread retreat from riskier assets. Concerns about Greece’s ability to secure a deal with its international creditors stirred the markets, but uncertainty about economic growth in China, the world’s second-largest economy and biggest importer of raw materials, deepened the selloff, especially in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth.

In October, the Chinese government announced additional stimulus measures. Amid reduced macroeconomic concerns and better-than-expected corporate earnings, riskier assets rallied but then saw those gains evaporate in November and December, as the technical [supply/demand] environment felt further pressure. Weakness in the energy and commodity-related sectors spread to other areas of the market, which included retail, broadcasting, telecommunications, and health care, due to various company-specific developments. In addition, worries about the high-yield market intensified after a few specialized high-yield fund closings took place. We believe the extreme market moves were more about commodity prices and volatile liquidity conditions and less about economic contraction. With that said, because of its increased confidence in the U.S. economy, the Fed took the first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate on December 16. In this environment, the high-yield market as measured by the JPMorgan Developed High Yield Index posted a return of –4.53% for 2015, and underperformed 10-year U.S. Treasuries [–1.43%], as well as equities, as measured by the S&P 500 Index [+1.38%].

What factors had the biggest influence on the fund’s relative performance during the period?

From a sector/industry perspective, overall positioning in cable/ satellite, security selection in retail, and an overweight in utilities worked against the fund’s relative return. Additionally, having a lower-than-benchmark exposure to higher-quality bonds further dampened relative performance, as higher-rated bonds outperformed. On the other hand, a sizable underweight allocation to the poor-performing metals/mining industry was the biggest contributor to performance, followed by overall positioning in industrials and paper/packaging.

Looking at individual holdings, our position in satellite communications provider Intelsat was the biggest detractor. The firm has faced revenue pressure partly due to reduced sales to the government sector. Two energy companies, EP Energy and Energy Future Holdings, were also among the primary detractors. On a positive note, not owning coal producer Peabody Energy was advantageous, given plummeting coal prices and oversupply. Largely avoiding energy exploration and production company Energy XXI and holding an overweight position in global financial services giant Royal Bank of Scotland Group also proved beneficial for relative performance.

How are you positioning the fund for the coming months?

With valuations appearing more attractive following recent market turbulence, in our view, and recent defaults mostly confined to commodity-related sectors such as energy and metals/mining, we continue to have a constructive outlook for the asset class overall. We are cognizant of Fed policy, as it considers the pace of short-term rate hikes, geopolitical risks in the Middle East, growth concerns in Asia, and further deterioration in commodity-linked sectors. However, from a fundamental perspective, we believe relative value can be found among issuers that have favorable financial characteristics. Meanwhile, we are closely monitoring the technical landscape, as flows from exchange-traded funds and mutual funds have been drivers of market performance, especially in the fourth quarter.

As for portfolio positioning, we expect to keep the fund broadly diversified across market sectors and by credit quality, with attention toward opportunities for income and capital appreciation. We intend to keep our bias of investing in larger, more liquid companies and issues, while avoiding smaller or deeply distressed situations. In order to better position the fund for periods of volatility, we plan to maintain a slightly higher-than-normal cash allocation in the portfolio.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and

2 Putnam VT High Yield Fund

credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses . To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.69%	0.94%

Annualized expense ratio for the six-month period
ended 12/31/15†	0.71%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.44	$4.65	$3.62	$4.89

Ending value
(after expenses)	$924.70	$922.60	$1,021.63	$1,020.37

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2016

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/15

CORPORATE BONDS AND NOTES (83.1%)*	Principal amount	Value

Advertising and marketing services (0.6%)
Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	$485,000	$509,250

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	105,000	108,150

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2025	355,000	360,325

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	315,000	324,450

		1,302,175
Automotive (0.3%)
Dana Holding Corp. sr. unsec. notes 6s, 2023	195,000	195,488

General Motors Co. sr. unsec. notes 5.2s, 2045	120,000	112,527

Navistar International Corp. company
guaranty sr. unsec. notes 8 1/4s, 2021	646,000	429,590

		737,605
Basic materials (9.4%)
A Schulman, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	920,000	880,900

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s,
2019 (France)	685,000	648,181

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s,
2025 (France)	295,000	212,400

ArcelorMittal SA sr. unsec. unsub. notes 8s,
2039 (France)	200,000	136,500

Beacon Roofing Supply, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2023	510,000	519,563

Blue Cube Spinco, Inc. 144A company
guaranty sr. unsec. notes 9 3/4s, 2023	320,000	345,200

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	420,000	432,600

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2023	590,000	585,575

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5 7/8s, 2021 (Germany)	220,000	232,100

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)	425,000	447,844

Cemex Finance, LLC 144A company
guaranty sr. notes 6s, 2024 (Mexico)	775,000	664,563

Cemex SAB de CV 144A company
guaranty sr. sub. notes 5.7s, 2025 (Mexico)	395,000	328,838

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	215,000	146,738

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	330,000	231,000

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	600,000	571,500

Coveris Holding Corp. 144A company
guaranty sr. unsec. notes 10s, 2018	255,000	242,250

Coveris Holdings SA 144A company
guaranty sr. unsec. notes 7 7/8s,
2019 (Luxembourg)	535,000	466,788

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8s, 2021	440,000	431,200

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)	490,000	306,250

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)	525,000	329,438

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)	200,000	129,000

CORPORATE BONDS AND NOTES (83.1%)* cont.	Principal amount	Value

Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec.
notes 11 1/2s, 2020	$430,000	$476,225

HD Supply, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020	435,000	452,400

HD Supply, Inc. 144A company
guaranty sr. notes 5 1/4s, 2021	230,000	234,600

HudBay Minerals, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2020 (Canada)	930,000	681,225

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020	280,000	255,500

Huntsman International, LLC 144A company
guaranty sr. unsec. notes 5 1/8s, 2022	445,000	400,500

JMC Steel Group, Inc. 144A sr. unsec.
notes 8 1/4s, 2018	340,000	226,311

Louisiana-Pacific Corp. company
guaranty sr. unsec. notes 7 1/2s, 2020	360,000	373,500

Mercer International, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	700,000	707,000

Momentive Performance Materials, Inc. escrow
company guaranty sr. notes 8 7/8s, 2020 F	830,000	8

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	390,000	351,000

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022 (Canada)	255,000	203,044

Norbord, Inc. 144A company
guaranty sr. notes 6 1/4s, 2023 (Canada)	690,000	679,650

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	995,000	912,913

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	325,000	302,250

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)	860,000	851,400

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	335,000	324,950

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. sub. notes 9s, 2017	830,000	639,100

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 7/8s, 2033	375,000	383,438

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	145,000	147,900

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7 1/2s,
2025 (Ireland)	385,000	442,750

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	775,000	744,000

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	155,000	156,163

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2024	180,000	164,250

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7 5/8s, 2021	535,000	413,288

Univar, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023	270,000	246,375

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	129,844

USG Corp. 144A company guaranty sr. unsec.
notes 5 1/2s, 2025	440,000	446,600

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6s, 2023	870,000	817,800

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	740,000	747,400

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	380,000	383,800

		21,583,612

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Broadcasting (2.8%)
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2020	$635,000	$587,375

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	665,000	648,375

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	360,000	121,500

Gray Television, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020	130,000	133,575

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2019	740,000	540,200

LIN Television Corp. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	255,000	267,113

LIN Television Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	125,000	124,375

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	595,000	612,850

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	70,000	70,175

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	665,000	646,713

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6s, 2024	575,000	600,156

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2020	225,000	235,406

TEGNA, Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2020	345,000	357,938

TEGNA, Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2019	175,000	181,125

TEGNA, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2021	25,000	25,063

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6 1/2s, 2023	180,000	164,700

Tribune Media Co. 144A company
guaranty sr. unsec. notes 5 7/8s, 2022	555,000	555,000

Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5 1/8s, 2025	580,000	551,000

		6,422,639
Building materials (0.7%)
Building Materials Corp. of America 144A
sr. unsec. notes 5 3/8s, 2024	750,000	748,125

Masonite International Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	245,000	252,963

Nortek, Inc. company guaranty sr. unsec.
sub. notes 8 1/2s, 2021	595,000	617,372

		1,618,460
Cable television (4.4%)
Altice SA 144A company guaranty sr. unsec.
notes 7 3/4s, 2022 (Luxembourg)	1,340,000	1,206,000

Altice SA 144A company guaranty sr. unsec.
notes 7 5/8s, 2025 (Luxembourg)	400,000	345,000

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	75,000	73,125

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	235,000	244,400

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. bonds 5 1/8s, 2023	620,000	620,000

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 5/8s, 2022	235,000	247,631

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	355,000	368,313

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	480,000	484,200

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount		Value

Cable television cont.
CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026		$280,000	$280,700

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021		770,000	693,000

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021		100,000	90,000

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		450,000	394,875

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		180,000	172,800

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2024		425,000	378,250

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10 7/8s, 2025		200,000	209,500

Neptune Finco Corp. 144A sr. unsec.
unsub. notes 10 1/8s, 2023		200,000	208,500

Numericable-SFR 144A sr. bonds 5 5/8s,
2024 (France)	EUR	110,000	120,887

Numericable-SFR SAS 144A company
guaranty sr. notes 6s, 2022 (France)		$640,000	617,600

Numericable-SFR SAS 144A sr. bonds 6 1/4s,
2024 (France)		530,000	511,450

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)		400,000	398,000

Unitymedia GmbH 144A company
guaranty sr. notes 6 1/8s, 2025 (Germany)		200,000	196,500

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		685,000	683,288

Virgin Media Finance PLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		285,000	289,275

Virgin Media Secured Finance PLC 144A
sr. notes 5 3/8s, 2021 (United Kingdom)		256,500	264,836

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2019		1,155,000	1,090,609

			10,188,739
Capital goods (7.5%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020		1,252,000	1,261,390

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		420,000	464,100

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5 3/8s, 2024		450,000	441,000

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5s, 2022		405,000	405,000

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6 1/2s, 2023 (Canada)		295,000	299,425

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024		580,000	533,600

Berry Plastics Corp. company
guaranty unsub. notes 5 1/8s, 2023		200,000	194,500

Berry Plastics Corp. 144A company
guaranty notes 6s, 2022		205,000	208,588

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)		225,000	181,688

Bombardier, Inc. 144A sr. unsec.
unsub. notes 4 3/4s, 2019 (Canada)		295,000	242,638

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		800,000	868,000

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7 3/8s, 2026		215,000	231,125

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Capital goods cont.
DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	$305,000	$306,525

Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6s, 2022	1,390,000	1,000,800

Huntington Ingalls Industries, Inc. 144A company
guaranty sr. unsec. notes 5s, 2021	290,000	295,438

KLX, Inc. 144A company guaranty sr. unsec.
notes 5 7/8s, 2022	900,000	855,000

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	920,000	1,221,346

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 8 1/2s, 2020	235,000	243,225

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	790,000	815,675

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	595,000	514,675

Moog, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2022	725,000	732,250

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	865,000	797,963

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2025	305,000	298,900

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	675,000	675,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	144,000	144,540

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	270,000	259,875

Schaeffler Holding Finance BV 144A company
guaranty sr. sub. notes 6 7/8s, 2018 (Netherlands) ‡‡	645,000	665,156

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	365,000	370,475

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	550,000	506,000

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	410,000	424,350

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2020	330,000	319,275

TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2024	400,000	397,800

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 3/4s, 2025	770,000	733,425

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 1/2s, 2022	325,000	317,688

		17,226,435
Commercial and consumer services (0.3%)
Garda World Security Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2021 (Canada)	115,000	98,900

Mustang Merger Corp. 144A sr. unsec.
notes 8 1/2s, 2021	120,000	124,500

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5 3/8s, 2023	510,000	507,450

		730,850
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	420,000	244,125

Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2020	45,000	47,813

Spectrum Brands, Inc. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	220,000	225,500

Spectrum Brands, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/8s, 2024	300,000	312,000

		829,438

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Consumer staples (5.2%)
Ashtead Capital, Inc. 144A company
guaranty notes 6 1/2s, 2022	$675,000	$703,688

Ashtead Capital, Inc. 144A company
guaranty notes 5 5/8s, 2024	290,000	293,625

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	275,000	271,563

BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	845,000	870,350

BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	240,000	240,000

BlueLine Rental Finance Corp. 144A notes 7s, 2019	850,000	765,000

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8s, 2022	655,000	618,975

Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,075,000	843,875

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	580,000	577,825

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	368,500

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	910,000	878,150

Corrections Corp. of America company
guaranty sr. unsec. sub. notes 4 1/8s, 2020 R	145,000	143,550

Dean Foods Co. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	555,000	575,813

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	830,000	531,200

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	421,400

JBS USA, LLC/JBS USA Finance, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2021 (Brazil)	190,000	188,575

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	130,000	129,675

Landry’s, Inc. 144A company guaranty sr. unsec.
sub. notes 9 3/8s, 2020	560,000	589,400

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	290,000	282,025

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	535,000	512,263

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5 3/4s, 2021	720,000	696,600

Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	685,000	708,975

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	605,000	393,250

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5 3/8s, 2022	280,000	296,100

		11,900,377
Energy (7.0%)
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022	515,000	391,400

Antero Resources Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	345,000	269,100

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	435,000	348,000

Archrock Partners, LP/Archrock Partners
Finance Corp. company guaranty sr. unsec.
notes 6s, 2022	780,000	635,700

Archrock Partners, LP/Archrock Partners
Finance Corp. company guaranty sr. unsec.
notes 6s, 2021	70,000	57,575

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Energy cont.
Baytex Energy Corp. 144A company guaranty
sr. unsec. sub. notes 5 5/8s, 2024 (Canada)	$500,000	$335,000

Baytex Energy Corp. 144A company guaranty
sr. unsec. sub. notes 5 1/8s, 2021 (Canada)	120,000	84,600

California Resources Corp. company
guaranty sr. unsec. sub. notes 6s, 2024	265,000	80,825

California Resources Corp. company
guaranty sr. unsec. sub. notes 5s, 2020	88,000	31,350

California Resources Corp. 144A company
guaranty notes 8s, 2022	941,000	495,201

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	675,000	324,000

Chesapeake Energy Corp. 144A company
guaranty notes 8s, 2022	586,000	287,140

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019	770,000	269,500

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022	855,000	812,250

Concho Resources, Inc. company
guaranty sr. unsec. notes 5 1/2s, 2023	810,000	743,175

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 5 7/8s, 2022	330,000	204,600

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	400,000	144,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2022	160,000	52,800

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	440,000	123,200

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	300,000	184,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	130,000	81,900

Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	355,000	296,425

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,465,000	424,850

Halcon Resources Corp. 144A company
guaranty notes 8 5/8s, 2020	295,000	202,075

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 5s, 2024	365,000	302,950

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2021	820,000	206,025

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	580,000	130,500

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	455,000	61,425

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/4s, 2019	171,000	28,215

Linn Energy, LLC/Linn Energy Finance Corp. 144A
company guaranty notes 12s, 2020	479,000	239,500

Lone Pine Resources Canada, Ltd. escrow company
guaranty sr. unsec. notes 10 3/8s, 2017 (Canada) F	195,000	10

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	865,000	263,825

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/4s, 2022	1,070,000	941,600

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/8s, 2026	500,000	413,750

Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023	620,000	384,400

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2022	$485,000	$310,400

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2022	365,000	259,150

Rose Rock Midstream LP/Rose Rock Finance Corp.
144A company guaranty sr. unsec. notes 5 5/8s, 2023	340,000	241,400

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	370,000	338,550

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024	360,000	313,200

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023	100,000	87,750

Sabine Pass LNG LP company
guaranty sr. sub. notes 6 1/2s, 2020	285,000	276,450

Samson Investment Co. company guaranty sr. unsec.
notes 9 3/4s, 2020 (In default) †	1,340,000	2,680

SandRidge Energy, Inc. 144A company
guaranty notes 8 3/4s, 2020	670,000	203,513

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6 3/4s, 2023 (Canada)	325,000	273,000

Seven Generations Energy, Ltd. 144A sr. unsec.
sub. notes 8 1/4s, 2020 (Canada)	550,000	495,000

Seventy Seven Energy, Inc. sr. unsec.
sub. notes 6 1/2s, 2022	345,000	53,475

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	238,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	87,900

Tervita Corp. 144A sr. unsec. notes 10 7/8s,
2018 (Canada)	175,000	41,125

Triangle USA Petroleum Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	310,000	94,550

Unit Corp. company guaranty sr. unsec.
sub. notes 6 5/8s, 2021	630,000	452,025

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	1,340,000	978,200

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 7/8s, 2021	208,000	187,202

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 3/4s, 2031	435,000	308,070

Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	253,000	239,330

Williams Partners LP/ACMP Finance Corp.
sr. unsec. unsub. notes 4 7/8s, 2023	740,000	595,700

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	182,000

		16,110,436
Entertainment (1.9%)
AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	425,000	431,375

AMC Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5 3/4s, 2025	300,000	301,500

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	190,000	195,700

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	405,000	401,963

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	25,000	26,313

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4 7/8s, 2023	295,000	287,625

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 7/8s, 2020	560,000	548,800

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 3/8s, 2018	245,000	242,550

Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2025	280,000	270,550

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (83.1%)* cont		Principal amount	Value

Entertainment cont.
Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2023		$635,000	$632,619

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021		975,000	987,188

			4,326,183
Financials (10.1%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022		900,000	857,250

Ally Financial, Inc. company guaranty sr. unsec.
notes 8s, 2031		1,005,000	1,160,775

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025		280,000	283,500

American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058		360,000	473,400

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB 9s, perpetual maturity (Spain)		400,000	428,000

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity		215,000	216,075

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6 1/2s, perpetual maturity		270,000	284,513

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023		125,000	125,636

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023		365,000	370,475

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		390,000	408,525

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022		230,000	236,182

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q,
5.95s, perpetual maturity		175,000	174,453

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		720,000	302,400

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025		305,000	310,338

CNO Financial Group, Inc. sr. unsec.
unsub. notes 4 1/2s, 2020		265,000	270,300

Community Choice Financial, Inc. company
guaranty sr. sub. notes 10 3/4s, 2019		435,000	114,188

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6 1/8s, 2021		595,000	583,100

Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2023		265,000	263,675

Credit Suisse Group AG 144A jr. unsec. sub. FRN
6 1/4s, perpetual maturity (Switzerland)		200,000	199,500

DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020		700,000	413,000

Dresdner Funding Trust I 144A jr. unsec.
sub. notes 8.151s, 2031		510,000	623,475

E*Trade Financial Corp. sr. unsec.
unsub. notes 5 3/8s, 2022		250,000	261,875

E*Trade Financial Corp. sr. unsec.
unsub. notes 4 5/8s, 2023		545,000	551,813

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRN 6.15s, 2066		290,000	78,300

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8 1/8s, 2019 ‡‡		130,000	121,550

HUB International, Ltd. 144A sr. unsec.
notes 7 7/8s, 2021		985,000	886,500

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022		595,000	581,613

iStar, Inc. sr. unsec. notes 5s, 2019 R		230,000	223,388

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		255,000	290,700

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN,
13s, perpetual maturity (United Kingdom)	GBP	485,000	1,236,928

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount		Value

Financials cont.
Lloyds Banking Group PLC jr. unsec. sub. FRB
7 1/2s, perpetual maturity (United Kingdom)		$328,000	$349,320

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 3/8s, 2022 R		350,000	357,438

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 7 7/8s, 2020		465,000	445,005

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		435,000	384,975

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		420,000	436,800

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		395,000	347,600

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. sub. notes 6 3/4s, 2019		275,000	278,781

OneMain Financial Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021		590,000	592,950

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		165,000	163,556

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		450,000	409,500

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021		670,000	648,225

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8s, perpetual maturity (United Kingdom)		245,000	258,497

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648s, perpetual maturity
(United Kingdom)		1,915,000	2,374,600

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7 1/2s, perpetual maturity
(United Kingdom)		445,000	463,356

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2021		155,000	152,675

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6s, 2020		160,000	152,000

Springleaf Finance Corp. sr. unsec.
unsub. notes 5 1/4s, 2019		240,000	228,000

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020		557,000	548,645

TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8 1/2s, 2018		415,000	309,175

Tri Pointe Holdings, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024		845,000	821,763

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		545,000	523,200

Walter Investment Management Corp. company
guaranty sr. unsec. notes 7 7/8s, 2021		525,000	414,750

Wayne Merger Sub, LLC 144A sr. unsec.
notes 8 1/4s, 2023		265,000	249,100

			23,241,338
Gaming and lottery (2.3%)
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023		340,000	349,350

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		580,000	568,400

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s,
2022 (Canada)	CAD	740,000	529,450

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021		$250,000	255,000

Penn National Gaming, Inc. sr. unsec.
sub. notes 5 7/8s, 2021		635,000	615,950

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		354,000	366,390

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		1,000,000	1,045,000

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10s, 2022		1,545,000	1,096,950

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Gaming and lottery cont.
Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2020	$180,000	$84,600

Scientific Games International, Inc. 144A company
guaranty sr. notes 7s, 2022	505,000	482,275

		5,393,365
Health care (8.2%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6 1/8s, 2021	740,000	751,100

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022	450,000	420,750

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7 7/8s, 2023	575,000	506,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	490,000	474,075

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2021	120,000	119,400

CHS/Community Health Systems, Inc. company
guaranty sr. sub. notes 5 1/8s, 2018	120,000	120,600

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2022	140,000	132,825

Concordia Healthcare Corp. 144A company
guaranty sr. unsec. notes 7s, 2023 (Canada)	540,000	468,450

ConvaTec Healthcare E SA 144A company
guaranty sr. unsec. unsub. notes 10 1/2s,
2018 (Luxembourg)	575,000	580,267

Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022	975,000	667,875

DPx Holdings BV 144A sr. unsec.
sub. notes 7 1/2s, 2022 (Netherlands)	820,000	799,500

Endo Finance, LLC 144A company
guaranty sr. unsec. notes 5 3/4s, 2022	820,000	795,400

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2023	250,000	243,750

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. notes 6s,
2025 (Ireland)	380,000	374,300

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec.
unsub. notes 6s, 2023 (Ireland)	430,000	427,850

Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022	340,000	338,300

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	1,070,000	1,166,300

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2022	210,000	232,050

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2025	165,000	162,938

Horizon Pharma Financing, Inc. 144A company
guaranty sr. unsec. notes 6 5/8s, 2023	200,000	178,000

Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	490,000	477,750

JLL/Delta Dutch Pledgeco BV 144A sr. unsec.
notes 8 3/4s, 2020 (Netherlands) ‡‡	425,000	410,125

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sub. notes 10 1/2s, 2018	710,000	692,250

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	345,000	317,400

MEDNAX, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	205,000	206,025

Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	350,000	350,000

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Health care cont.
Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	$515,000	$520,112

Service Corp. International/US sr. unsec.
notes 5 3/8s, 2022	1,115,000	1,162,388

Service Corp. International/US sr. unsec.
unsub. notes 5 3/8s, 2024	485,000	499,550

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6 1/2s, 2023	315,000	300,825

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	415,000	404,625

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6s, 2020	925,000	973,563

Tenet Healthcare Corp. 144A company
guaranty sr. FRN 4.012s, 2020	690,000	672,750

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	110,975

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 1/8s, 2025	520,000	464,100

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 7/8s, 2023	625,000	557,813

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 1/2s, 2023	265,000	233,200

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 3/8s, 2020	555,000	521,700

WellCare Health Plans, Inc. sr. unsec.
sub. notes 5 3/4s, 2020	1,110,000	1,143,300

		18,978,181
Homebuilding (2.4%)
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5 3/4s, 2023	160,000	161,200

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s,
2020 (Canada)	840,000	809,550

Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	135,000	123,694

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2021	630,000	671,738

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2024	285,000	297,825

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	1,190,000	1,213,800

Lennar Corp. company guaranty sr. unsec.
notes 4 1/2s, 2019	395,000	401,666

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	210,000	208,215

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	460,000	437,000

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	605,000	685,163

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	170,000	170,000

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	280,000	268,450

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2023	140,000	138,250

		5,586,551

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Lodging/Tourism (0.8%)
MGM Resorts International company
guaranty sr. unsec. notes 5 1/4s, 2020	$745,000	$737,550

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	100,000	110,781

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	130,000	132,600

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,015,000	943,950

		1,924,881
Media (0.3%)
Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. sub. notes 5 1/2s,
2021 (Luxembourg)	630,000	647,325

		647,325
Regional Bells (0.7%)
Frontier Communications Corp. sr. unsec.
notes 6 1/4s, 2021	70,000	59,325

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	151,200

Frontier Communications Corp. 144A sr. unsec.
notes 11s, 2025	475,000	470,250

Frontier Communications Corp. 144A sr. unsec.
notes 10 1/2s, 2022	670,000	667,488

Frontier Communications Corp. 144A sr. unsec.
notes 8 7/8s, 2020	195,000	197,438

		1,545,701
Retail (2.3%)
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	592,000	414,400

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	505,000	166,650

Family Tree Escrow, LLC 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	215,000	222,525

Family Tree Escrow, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2020	150,000	154,875

JC Penney Corp, Inc. company guaranty sr. unsec.
bonds 8 1/8s, 2019	240,000	217,200

JC Penney Corp, Inc. company guaranty sr. unsec.
unsub. notes 5.65s, 2020	100,000	80,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	500,000	275,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	930,000	744,000

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	45,000	49,725

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5 5/8s, 2022	315,000	333,900

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	475,000	453,625

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8 3/4s, 2021 ‡‡	755,000	468,100

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8s, 2021	820,000	606,800

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	505,000	518,888

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	480,000	484,800

		5,190,488
Technology (3.5%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020	240,000	247,200

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	705,000	239,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,150,000	851,000

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Technology cont.
CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6s, 2025	$260,000	$250,250

First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7s, 2023	595,000	595,000

First Data Corp. 144A notes 5 3/4s, 2024	570,000	561,450

First Data Corp. 144A sr. notes 5 3/8s, 2023	490,000	492,450

Infor US, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020	93,000	93,698

Infor US, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2022	1,020,000	861,900

Iron Mountain, Inc. company guaranty sr. unsec.
notes 6s, 2023 R	615,000	636,525

Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 6s, 2020 R	215,000	226,825

Micron Technology, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2022	590,000	573,775

Micron Technology, Inc. 144A sr. unsec.
unsub. notes 5 1/4s, 2023	315,000	282,713

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	760,000	756,200

SoftBank Corp. 144A company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (Japan)	465,000	462,675

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7 1/4s, 2022	890,000	930,050

		8,061,411
Telecommunications (4.3%)
Altice Financing SA 144A company
guaranty sr. notes 6 5/8s, 2023 (Luxembourg)	200,000	197,500

Altice Finco SA 144A company guaranty sr. unsec.
unsub. notes 7 5/8s, 2025 (Luxembourg)	600,000	555,000

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R	700,000	735,875

Crown Castle International Corp. sr. unsec.
notes 4 7/8s, 2022 R	140,000	145,075

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	375,000	309,375

Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023 (Jamaica)	805,000	673,181

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	317,550

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7 3/4s,
2021 (Luxembourg)	66,000	30,855

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8 1/8s,
2023 (Luxembourg)	185,000	83,713

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5 3/4s, 2022	205,000	209,613

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2021	250,000	258,750

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	385,000	390,775

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/8s, 2024	220,000	221,100

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	590,389

SBA Communications Corp. sr. unsec.
sub. notes 4 7/8s, 2022	375,000	369,375

Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2028	1,760,000	1,227,600

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	345,000	363,113

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Telecommunications cont.
Sprint Corp. company guaranty sr. unsec.
sub. notes 7 7/8s, 2023	$1,175,000	$882,425

Sprint Corp. company guaranty sr. unsec.
sub. notes 7 1/4s, 2021	1,480,000	1,116,925

West Corp. 144A company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	965,000	832,313

Wind Acquisition Finance SA 144A company
guaranty notes 7 3/8s, 2021 (Luxembourg)	385,000	363,825

		9,874,327
Telephone (1.6%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	130,000	121,875

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2023	530,000	539,938

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2025	860,000	868,600

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	500,000	515,625

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	40,000	41,350

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	275,000	286,000

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	505,000	518,256

Windstream Services, LLC company
guaranty sr. unsec. notes 7 3/4s, 2021	260,000	204,588

Windstream Services, LLC company
guaranty sr. unsec. notes 6 3/8s, 2023	775,000	558,000

		3,654,232
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10 1/4s, 2022	600,000	549,000

		549,000
Transportation (0.7%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6 3/8s, 2023	680,000	601,800

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	1,040,000	1,024,400

		1,626,200
Utilities and power (5.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	380,000	418,000

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	635,000	558,800

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	255,000	221,850

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	725,000	735,875

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	1,090,000	961,925

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	184,950

Calpine Corp. 144A company
guaranty sr. sub. notes 5 7/8s, 2024	145,000	148,625

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85s, 2037	1,055,000	918,351

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	173,000	173,000

Dynegy, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	60,000	52,200

Dynegy, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2019	960,000	902,400

Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2024	40,000	34,192

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. notes 8 5/8s, 2022	360,000	390,975

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s,
2022 (In default) †	277,699	295,750

CORPORATE BONDS AND NOTES (83.1%)* cont	Principal amount	Value

Utilities and power cont.
Energy Transfer Equity LP company
guaranty sr. notes 7 1/2s, 2020	$430,000	$397,750

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7 3/4s, 2022	190,000	96,900

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 6 3/8s, 2023	255,000	127,500

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9 3/8s, 2020	1,090,000	682,613

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	148,888

GenOn Americas Generation, LLC sr. unsec.
notes 8 1/2s, 2021	815,000	596,988

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	157,527

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	215,000	159,100

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7 7/8s, 2021	1,280,000	1,200,000

NRG Yield Operating, LLC company
guaranty sr. unsec. notes 5 3/8s, 2024	320,000	265,200

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
notes 5s, 2022	335,000	296,769

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	655,000	617,377

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	455,000	409,122

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	800,000	660,000

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. 144A company
guaranty sr. notes 11 1/2s, 2020 (In default) †	415,000	137,988

		11,950,615
Total corporate bonds and notes (cost $216,788,713)		$191,200,564

SENIOR LOANS (4.6%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$613,360	$589,848

AMAG Pharmaceuticals, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2021	222,188	212,745

Asurion, LLC bank term loan FRN 8 1/2s, 2021	440,000	373,588

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	601,525	417,057

Builders FirstSource, Inc. bank term loan FRN
Ser. B, 6s, 2022	254,416	250,811

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11 1/4s, 2017	1,265,087	1,104,843

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 10 3/4s, 2017	278,600	230,542

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	734,700	641,026

CEC Entertainment, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2021	550,200	519,939

Concordia Healthcare Corp. bank term loan FRN
Ser. B, 5 1/4s, 2021 (Canada)	390,000	370,825

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	560,825	524,371

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	307,800

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	705,000	104,575

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	627,029	391,501

iHeartCommunications, Inc. bank term loan FRN
Ser. D, 6.938s, 2019	639,000	447,300

Putnam VT High Yield Fund 13

SENIOR LOANS (4.6%)* [c] cont.	Principal amount	Value

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	$122,876	$122,876

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	284,278	183,419

Jeld-Wen, Inc. bank term loan FRN 4s, 2021	329,169	324,848

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	434,200	428,501

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	635,000	555,625

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	229,125	45,252

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	155,861	149,951

ROC Finance, LLC bank term loan FRN 5s, 2019	861,326	793,856

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	195,000	183,300

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	382,083	359,158

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	1,769,778	537,018

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	18,164	5,512

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	455,462	444,075

Total senior loans (cost $13,722,074)		$10,620,162

COMMON STOCKS (1.8%)*	Shares	Value

Ally Financial, Inc. †	30,690	$572,062

Berry Plastics Group, Inc. †	13,030	471,425

Blue Buffalo Pet Products, Inc. †	12,060	225,643

CIT Group, Inc.	9,745	386,877

Connacher Oil and Gas, Ltd. (Canada) †	13,031	1,199

DISH Network Corp. Class A †	8,260	472,307

Eldorado Resorts, Inc. †	20,825	229,075

EP Energy Corp. Class A †	31,460	137,795

General Motors Co.	7,902	268,747

Hilton Worldwide Holdings, Inc.	10,275	219,885

Live Nation Entertainment, Inc. †	14,760	362,653

Lone Pine Resources Canada, Ltd. (Canada) † F	24,322	243

Lone Pine Resources, Inc. Class A (Canada) † F	24,322	243

Penn National Gaming, Inc. †	30,400	487,008

Seventy Seven Energy, Inc. †	16,265	17,078

Spectrum Brands Holdings, Inc.	3,325	338,485

Tribune Media Co. Class 1C F	93,841	23,460

Total common stocks (cost $5,249,463)		$4,214,185

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	636	$655,194

American Tower Corp. $5.50 cv. pfd. R	5,675	571,402

Crown Castle International Corp. Ser. A,
$4.50 cv. pfd. R	3,850	411,142

EPR Properties Ser. C, $1.438 cv. pfd. R	18,552	441,456

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	9,800	661,794

Tyson Foods, Inc. $2.375 cv. pfd.	7,630	462,683

Total convertible preferred stocks (cost $2,946,964)		$3,203,671

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$313,000	$336,671

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8s, 2018	323,000	502,467

Navistar International Corp. cv. sr. unsec.
sub. bonds 4 1/2s, 2018	173,000	85,311

ON Semiconductor Corp. 144A cv. company
guaranty sr. unsec. unsub. notes 1s, 2020	247,000	230,019

Total convertible bonds and notes (cost $1,020,392)		$1,154,468

PREFERRED STOCKS (0.2%)*	Shares	Value

M/I Homes, Inc. Ser. A, $2.438 pfd.	14,167	$360,267

Total preferred stocks (cost $261,708)		$360,267

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.33% L	14,783,531	$14,783,531

Total short-term investments (cost $14,783,531)		$14,783,531

Total investments (cost $254,772,845)		$225,536,848

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $230,167,107.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $15,794 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

14 Putnam VT High Yield Fund

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $2,353,182)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Canadian Dollar	Sell	1/20/16	$119,684	$125,082	$5,398

Credit Suisse International

	Euro	Sell	3/16/16	444,080	434,601	(9,479)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Buy	1/20/16	132,186	138,170	(5,984)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/20/16	537,704	562,091	24,387

UBS AG

	British Pound	Sell	3/16/16	1,068,627	1,093,238	24,611

Total						$38,933

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$471,425	$—	$—

Communication services	472,307	—	—

Consumer cyclicals	1,567,368	—	23,460

Consumer staples	564,128	—	—

Energy	156,072	—	486

Financials	958,939	—	—

Total common stocks	4,190,239	—	23,946

Convertible bonds and notes	$—	$1,154,468	$—

Convertible preferred stocks	—	3,203,671	—

Corporate bonds and notes	—	191,200,546	18

Preferred stocks	—	360,267	—

Senior loans	—	10,620,162	—

Short-term investments	14,783,531	—	—

Totals by level	$18,973,770	$206,539,114	$23,964

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$38,933	$—

Totals by level	$—	$38,933	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 15

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $239,989,314)	$210,753,317

Affiliated issuers (identified cost $14,783,531) (Notes 1 and 5)	14,783,531

Cash	149,840

Dividends, interest and other receivables	3,960,887

Receivable for shares of the fund sold	441,484

Receivable for investments sold	1,069,694

Unrealized appreciation on forward currency contracts (Note 1)	54,396

Total assets	231,213,149

Liabilities

Payable for investments purchased	302,556

Payable for shares of the fund repurchased	282,765

Payable for compensation of Manager (Note 2)	112,494

Payable for custodian fees (Note 2)	9,151

Payable for investor servicing fees (Note 2)	28,334

Payable for Trustee compensation and expenses (Note 2)	176,236

Payable for administrative services (Note 2)	1,773

Payable for distribution fees (Note 2)	12,342

Payable for auditing and tax fees	77,039

Unrealized depreciation on forward currency contracts (Note 1)	15,463

Other accrued expenses	27,889

Total liabilities	1,046,042

Net assets	$230,167,107

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$303,844,955

Undistributed net investment income (Note 1)	15,084,383

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(59,562,873)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(29,199,358)

Total — Representing net assets applicable to capital shares outstanding	$230,167,107

Computation of net asset value Class IA

Net assets	$172,829,816

Number of shares outstanding	28,733,033

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.02

Computation of net asset value Class IB

Net assets	$57,337,291

Number of shares outstanding	9,622,697

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.96

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of operations
Year ended 12/31/15

Investment income

Interest (including interest income of $12,741 from investments in affiliated issuers) (Note 5)	$18,071,510

Dividends	272,390

Total investment income	18,343,900

Expenses

Compensation of Manager (Note 2)	1,578,243

Investor servicing fees (Note 2)	197,954

Custodian fees (Note 2)	22,149

Trustee compensation and expenses (Note 2)	19,567

Distribution fees (Note 2)	181,083

Administrative services (Note 2)	7,219

Other	154,959

Total expenses	2,161,174

Expense reduction (Note 2)	(419)

Net expenses	2,160,755

Net investment income	16,183,145

Net realized loss on investments (Notes 1 and 3)	(2,520,031)

Net realized gain on swap contracts (Note 1)	50,570

Net realized gain on foreign currency transactions (Note 1)	270,192

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(27,220)

Net unrealized depreciation of investments during the year	(26,543,019)

Net loss on investments	(28,769,508)

Net decrease in net assets resulting from operations	$(12,586,363)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$16,183,145	$20,353,279

Net realized gain (loss) on investments and foreign currency transactions	(2,199,269)	9,664,035

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(26,570,239)	(21,615,124)

Net increase (decrease) in net assets resulting from operations	(12,586,363)	8,402,190

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(15,550,000)	(17,017,900)

Class IB	(5,539,033)	(6,582,819)

Decrease from capital share transactions (Note 4)	(40,992,792)	(66,162,473)

Total decrease in net assets	(74,668,188)	(81,361,002)

Net assets:

Beginning of year	304,835,295	386,196,297

End of year (including undistributed net investment income of $15,084,383 and $19,780,665, respectively)	$230,167,107	$304,835,295

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$6.82	.38	(.69)	(.31)	(.49)	(.49)	$6.02	(5.14)	$172,830.70		5.80	35

12/31/14	7.13	.39	(.25)	.14	(.45)	(.45)	6.82	1.91	233,920.72		5.60	45

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

Class IB

12/31/15	6.75	.36	(.69)	(.33)	(.46)	(.46)	$5.96	(5.35)	$57,337.95		5.54	35

12/31/14	7.07	.37	(.26)	.11	(.43)	(.43)	6.75	1.56	70,915.97		5.36	45

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Putnam VT High Yield Fund 19

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $15,463 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

20 Putnam VT High Yield Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $59,393,685 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$170,813	$2,795,847	$ 2,966,660	*

20,035,795	N/A	20,035,795	12/31/16

36,391,230	N/A	36,391,230	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses and from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $209,606 to increase undistributed net investment income, $78,659 to increase paid-in capital and $288,265 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,899,551
Unrealized depreciation	(33,304,736)

Net unrealized depreciation	(29,405,185)
Undistributed ordinary income	15,456,119
Capital loss carryforward	(59,393,685)

Cost for federal income tax purposes	$254,942,033

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.7% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $1,168 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$147,465
Class IB	50,489

Total	$197,954

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $419 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $163, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits

Putnam VT High Yield Fund 21

under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$181,083

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$93,743,536	$142,193,060

U.S. government securities (Long-term)	—	—

Total	$93,743,536	$142,193,060

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,019,597	$19,746,966	4,406,099	$31,005,815	6,868,694	$45,349,814	8,607,881	$59,611,582

Shares issued in connection with
reinvestment of distributions	2,392,308	15,550,000	2,480,743	17,017,900	858,765	5,539,033	966,640	6,582,819

	5,411,905	35,296,966	6,886,842	48,023,715	7,727,459	50,888,847	9,574,521	66,194,401

Shares repurchased	(10,984,087)	(71,400,329)	(12,326,121)	(86,242,555)	(8,603,435)	(55,778,276)	(13,642,744)	(94,138,034)

Net decrease	(5,572,182)	$(36,103,363)	(5,439,279)	$(38,218,840)	(875,976)	$(4,889,429)	(4,068,223)	$(27,943,633)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$8,023,236	$116,104,815	$109,344,520	$12,741	$14,783,531

Total	$8,023,236	$116,104,815	$109,344,520	$12,741	$14,783,531

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,400,000

Centrally cleared credit default contracts (notional)	$660,000

Warrants (number of warrants)	64,000

22 Putnam VT High Yield Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$54,396	Payables	$15,463

Total		$54,396		$15,463

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$50,570	$50,570

Foreign exchange contracts	—	277,197	—	277,197

Equity contracts	(13,300)	—	—	(13,300)

Total	$(13,300)	$277,197	$50,570	$314,467

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$(27,717)	$(27,717)

Equity contracts	(6,893)	—	(6,893)

Total	$(6,893)	$(27,717)	$(34,610)

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Credit Suisse	JPMorgan Chase	State Street Bank and
	Barclays Bank PLC	International	Bank N.A.	Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$5,398	$—	$—	$24,387	$24,611	$54,396

Total Assets	$5,398	$—	$—	$24,387	$24,611	$54,396

Liabilities:

Forward currency contracts#	—	9,479	5,984	—	—	$15,463

Total Liabilities	$—	$9,479	$5,984	$—	$—	$15,463

Total Financial and Derivative Net Assets	$5,398	$(9,479)	$(5,984)	$24,387	$24,611	$38,933

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—

Net amount	$5,398	$(9,479)	$(5,984)	$24,387	$24,611

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Putnam VT High Yield Fund 23

Federal tax information (Unaudited)

The fund designated 1.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

24 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT High YieldFund 25

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

26 Putnam VT High Yield Fund

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Putnam VT High Yield Fund 27

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28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders		H511
of Putnam VT High Yield Fund.	VTAN034 298635	2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$69,985	$ —	$7,928	$ —
December 31, 2014	$69,122	$ —	$7,757	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $750,521 and $569,822 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016